Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XTL Biopharmaceuticals Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ron Bentsur, Chief Executive Officer of the Company, and Jonathan Burgin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ron Bentsur
Ron Bentsur
Chief Executive Officer

/s/ Jonathan Burgin
Jonathan Burgin
Chief Financial Officer

Date: May 25, 2006